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NOTE:	(THE FOLLOWING DOCUMENT IS HEREBY SUBMITTED AS CORRECTIONS TO
AMMENDMENT NO. 7 OF THE EARLIER SUBMITTED SEC. FORM 8-K BY CONTINENTAL WELLNESS CASINOS, INC.)



UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENTREPORT
Pursuant to Section 13 or 15 (d) of the Securities Act of 1934

AMMENDMENT NO. 7
1.	Name of Company changes to Continental Wellness Casinos Trust.

2.	RegistrationStatementchangestoS-11

3.	Fiscal year change to December 31 from October 3 1.

CONTINENTAL WELLNESS CASINOS, INC.
(Exact name of registrant as specified in it's charter)

COLORADO	0-20217	84-0637501

(State or other jurisdiction(Co@i@ion	(IRS Employer
Ofincorporation)	File Number)	Idenfification No.)


Registrant's telephone number, including area code: (702) 240-4408


2205 Purple Majesty Court, Las Vegas, Nevada 89117-2747
(Former name and address, if changed since last report)


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.


CONTINENTAL WELLNESS CASINOS, INC.
(Registrant)



Date: March 26, 1998       		 (S)        FRED CRUZ
						(Signature)
FRED CRUZ, PRESIDENT